EMPLOYMENT CONTRACT

BETWEEN:
Anticus International Corp., operating under the name of Green Yeast Corporation, a company legally incorporated under the laws of Nevada, having a mailing address at  1155 Boul. René Lévesque Ouest, suite 2500, in the city and district of Montreal, Quebec, H3B 2K4, acting and represented herein by Mr. Henry Baudet, chairman of the board, declaring duly authorized,

        (hereinafter called the "ANTICUS")

AND:	Daniel TRUDEAU, residing at 137 De Reveillon, Boucherville, QC, J4B-6P8,

(hereinafter called the "TRUDEAU")

                       (Anticus and TRUDEAU hereinafter collectively called "Parties")

PREAMBLE

WHEREAS,  TRUDEAU is providing services as President and CEO  since August 24 2006;

WHEREAS,  TRUDEAU agreed to pursue his work with ANTICUS as President and CEO;

WHEREAS the parties wish to reconfirm their agreement in writing;

WHEREAS the parties have the capacity and quality of exercise all the rights necessary for the conclusion and implementation of the agreement found in this contract;

THEREFORE THE FOREGOING, THE PARTIES AGREE AS FOLLOWS:

1.00 PREAMBLE

The preamble is an integral part of this contract.

2.00 PURPOSE

2.01 Services

TRUDEAU agrees to continue to assume the role of president and CEO during the entire duration of the contract;

2.02 Term

This contract is for an initial term of twelve (12) months, renewable for an additional period of twelve (12) months.

3.00 CONSIDERATION

3.01 Service Awards

In consideration of the provision of services, ANTICUS to pay TRUDEAU, as compensation;

• The gross amount of Canadian $ 99 000 annually
• Five hundred thousand options to acquire one (1) share of ANTICUS at a cost of $ 0.07 / per share by January 17, 2013.

3.02 Expenditure incurred

ANTICUS will reimburse Trudeau all reasonable expenses incurred in connection with this Agreement;

3.05 Terms and conditions of payment

The price payable by ANTICUS to TRUDEAU is as follows:

• The sum of $8 250,00 on the last day of the month from September 01, 2009.
• The stock options will be delivered to the service provider at contact signature.
 • Expenses will be reimbursed on presentation of an expense account on the 24th of each month.

4.00 SPECIAL PROVISIONS

4.01 Obligations of ANTICUS

ANTICUS agrees and undertakes to TRUDEAU as follows:
a) ANTICUS to bring TRUDEAU collaboration and will provide information necessary to ensure the full and faithful discharge of services to be rendered;

4.02 Obligation to TRUDEAU

TRUDEAU agrees and undertakes to ANTICUS to the following:
a) The services must be made in a professional manner, according to the rules generally accepted by industry.

4.03 Commitment to confidentiality and nondisclosure

TRUDEAU recognizes that certain disclosures to be provided by ANTICUS have or may have considerable strategic importance, and therefore represent trade secrets for purposes of this contract. During the term of this Contract and for a period of thirty-six (36) months following the end of it, TRUDEAU is committed to ANTICUS to:
a) keep confidential and not disclose the information;
b) take and implement all appropriate measures to protect the confidentiality of the information;
c) not disclose, transmit, exploit or otherwise use for its own account or for others, elements of information;

4.04 Exclusivity of service provider

During the term of this Contract and for a period of twelve (12) months following the end of it, TRUDEAU is committed to ANTICUS not render services to or for direct or indirect competitors of ANTICUS.

4.05 Means of implementation

Trudeau has the free choice of means of implementation for the execution of this contract and there is no subordinate link between himself and ANTICUS with respect to the contract execution

4.06 Relationship between the parties

Neither party may bind the other in any way whatsoever to anyone, except in accordance with the provisions of this contract.

4.07 Representations and Warranties TRUDEAU

TRUDEAU represents and warrants to ANTICUS that:
a) he has the capacity required to undertake under this contract, such capacity was not limited by any commitment to another person;
b) he has the expertise and experience required to execute and complete the its obligations under this contract;
c) he will make services efficient and professional manner, according to the rules generally accepted by industry;

4.08 Termination of Contract

Either party may terminate this contract at any time, upon presentation of a 30 day notice given to the other party. Amounts due and options purchases of shares will be delivered when calculated on a pro-rata to the time elapsed since the last payment or the last delivery of stock options.

5.00 GENERAL PROVISIONS

Unless specific provision to the contrary in this Agreement, the following provisions apply.

5.01 Force Majeure

Neither party can be considered in default under this contract if the performance of its obligations in whole or in part is delayed or prevented by following a force majeure situation. Force majeure is an external event, unforeseeable, irresistible and it absolutely impossible to fulfill an obligation.

5.02 Severability

The possible illegality or invalidity of an article, a paragraph or provision (or part of an article, a paragraph or provision) does not in any way affect the legality of other items, paragraphs or provisions of this contract, nor the rest of this article, this paragraph or provision unless a contrary intention is evident in the text.

5.03 Notices

Any notice to a party is deemed to have been validly given if in writing and sent by registered or certified mail, by bailiff or by courier to such party at the address listed at the beginning of this contract or any other address that the party may indicate a similar notice to another party. A copy of any notice sent by mail must be sent by one mode of delivery mentioned above.

5.04 Titles

The headings used in this contract are only for reference and convenience only. They do not affect the meaning or scope of the provisions they designate.

5.05 No Waiver

The inertia, neglect or delay by any party to exercise any right or remedy under this Agreement shall in no way be construed as a waiver of such right or remedy.

5.06 Rights cumulative and not alternative

All the rights mentioned in this Agreement are cumulative and not alternative. The waiver of a right should not be construed as a waiver of any other right.

5.07 Totality and entire agreement

This contract represents the full and entire agreement between the parties. No statement, representation, promise or condition not contained in this agreement can and should be allowed to contradict, modify or affect in any manner whatsoever the terms thereof.

5.08 Contract Amendment

This contract may be amended only by a writing signed by all parties.

5.09 Gender and Number

All words and terms used in this agreement shall be interpreted as including the masculine and feminine and singular and plural as the context or meaning of this contract.

5.10 Assignable
Neither party may assign or otherwise transfer to any third party or of his rights in this contract without the prior written permission of the other party to that effect.

5.11 Computation of time

In computing any period fixed by the contract:
a) the day that marks the starting point is not counted, but the terminal is;
b) non-juridical days (Saturdays, Sundays and holidays) are counted;
c) when the last day is not legal, the deadline is extended to the next juridical day.

5.12 Currencies

All sums of money under this contract refer to Canadian currency.

5.13 Applicable Laws

This contract is subject to the laws of the Province of Quebec, Canada.

5.14 Election of domicile

The parties agree to elect domicile in the judicial district of Montreal, Province of Quebec, Canada, and chose it as the appropriate district to hear any claim arising from the interpretation, application, performance, the entry into force, validity and effect of this contract.

5.15 Copies

When initialled and signed by all parties, each copy of this contract shall be deemed an original, but these examples do not reflect all one and the same agreement.

5.16 Scope of Contract

This contract binds the parties and their successors, heirs and assigns, respectively.

5.17 Solidarity

If a party consists of two or more persons, they are forced and severally liable to the other party.

5.18 Time is of Essence

If a party must fulfill an obligation under this contract within a specified time, the passage of time will effectively be part of this notice.

6.00 EFFECTIVE DATE OF CONTRACT

This Agreement shall enter into force September 01, 2009.

SIGNED BY TWO (2) copies,

IN THE CITY OF MONTREAL, PROVINCE OF QUEBEC,

DATED:  December 01, 2009.

/s/ Henri Baudet
ANTICUS INTERNATIONAL CORPORATION

______________________________
WITNESS

DANIEL TRUDEAU
/s/ Daniel Trudeau

______________________________
 WITNESS